UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 21, 2023
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BurgerFi International, Inc.
(Exact name of registrant as specified in its charter)
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001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220 Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)
(954) 618-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(d) On March 21, 2023, David Heidecorn joined the Board of Directors (the “Board”) of BurgerFi International Inc. (the “Company”) as an independent Class A director, for a term until his successor is elected and qualified or until his earlier resignation or removal. Mr. Heidecorn will be a nominee for election as a Class A director at the 2023 annual meeting of stockholders for a three-year term. Mr. Heidecorn was not and is currently not expected to be named to any committees of the Board.

Mr. Heidecorn was selected as a director pursuant to CP7 Warming Bag, L.P’s (together with its transferees, successors or assigns, “CP7”) right under the Company’s amended and restated certificate of designation (the “A&R CoD”), effective February 27, 2023, regarding the Company’s shares of preferred stock, par value $0.0001 per share, designated as Series A Preferred Stock (the “Series A Preferred Stock”), whereby, subject to certain limitations, for so long as CP7 or its current or future affiliates directly or indirectly, hold collectively 70.0% or more of the shares of Series A Preferred Stock held by CP7 as of the date of the A&R CoD, CP7 shall have the option and the right (but not the obligation) to designate two directors (one of whom shall be a Class C director and one of whom shall be a Class A director).

Pursuant to the A&R CoD, Mr. Heidecorn shall receive, effective January 1, 2024, the same aggregate value of compensation as each non-employee member of the Board, including cash compensation or equity compensation (at the Company’s election), and other benefits.

There are no family relationships between Mr. Heidecorn and any director or executive officer of the Company, and Mr. Heidecorn does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Heidecorn has not entered into and no grant or award has been made to Mr. Heidecorn under any material plan, contract or arrangement of the Company in connection with his appointment.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 24, 2023

BURGERFI INTERNATIONAL, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp, Chief Legal Officer & Corporate Secretary